FS Credit Opportunities Corp. 8-K

Exhibit 99.1

FS Credit Opportunities Corp. 1 Q3 portfolio and performance update November 2022

Financial and Operational Results 2 Select Balance Sheet Data ($MM) Cash $142 Portfolio Fair Value $1,953 Total Assets $2,132 Debt Outstanding 2 $733 Total Liabilities $820 Shareholder’s Equity $1,312 NAV per Share $6.62 Select Operational Data ($MM) Investment Income $176 Net Investment Income $103 Distributions Paid $75 Select Coverage Data Asset coverage per unit of credit facility borrowings 5.97x Asset coverage per unit of term preferred shares 2.72x Select Financial and Operating Results 1 1. Set forth in the tables below are preliminary estimates of certain components of our financial condition and results of opera tio ns as of and for the nine months ended September 30, 2022. These estimates are subject to the completion of financial closing procedures and are not a comprehensive statement of our financial results as the nine months ended September 30, 2022. Actual re sults may differ from these estimates as a result of the completion of our financial closing procedures, final adjustments and other developments arising between now and the time that financial quarterly results for the nine months ended September 30, 2022 are finalized. All information is estimated as of September 30, 2022 unless otherwise noted. Weighted average shares outstanding for the nine months ended September 30, 2022 were 196.9M. 2. Includes $398M of preferred equity. The following presentation is intended to provide information related to the financial and operating condition of the Fund as of September 30, 2022.

Portfolio Overview 1 55% Senior S ecured Loans – 1st Lien 10% Senior Secured Loans – 2nd Lien 16% Senior Secured Bonds 5% Subordinated Debt 7% Asset Based Finance 7% Equity/Other Sector allocations 4 95% United States 1% Europe 4% Other 13% Health Care Equipment & Services 9% Energy 13% Consumer Services 6% Retailing 10% Commercial & Professional Services 5% Pharmaceuticals, Biotechnology & Life Sciences 10% Capital Goods 25% Other 9% Diversified Financials All figures based on estimated fair value as of September 30, 2022. 1. Set forth below are preliminary estimates of certain components of our financial condition and results of operations for the thr ee months ended September 30, 2022. These estimates are subject to the completion of financial closing procedures and are not a comprehensive statement of our financial results for the three months ended September 30, 2022. Actual results may differ from these estima tes as a result of the completion of our financial closing procedures, final adjustments and other developments arising between n ow and the time that financial quarterly results for the three months ended September 30, 2022 are finalized. All information is estimated as of S ept ember 30, 2022 unless otherwise noted. 2. Includes floating rate assets on a look - through basis within the FSCO’s Asset Based Finance investments. 3. Senior secured debt includes first lien loans, second lien loans and senior secured bonds. 4. “Other” includes Automobiles & Components, Transportation and Software & Services (4% each); Materials, Insurance, Consumer D ura bles & Apparel and Telecommunication Services (2% each); Technology Hardware & Equipment, Food & Staples Retailing, Food, Bev era ge & Tobacco, Banks and Media & Entertainment (1% each). 3 $2.1B Total assets 85 Portfolio companies 64% Floating rate 2 82% Secured debt 3 9% Target dividend at listing Asset type Geographic location

4 An investment in FS Credit Opportunities Corp. (FSCO) involves a high degree of risk and may be considered speculative. Inves tor s are advised to read and carefully consider the risk factors and other important information found in FSCO’s reports filed with the U.S. Securities and Exchange Commissi on (SEC). This presentation is for informational purposes only and does not constitute an offer to sell nor a solicitation of an offer to buy the securities described herein. CAUTIONARY NOTE REGARDING FORWARD - LOOKING STATEMENTS Statements included herein may constitute “forward - looking” statements as that term is defined in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the fut ure performance or operations of the Company. Words such as “intends,” “will,” “expects,” and “may” or similar expressions are intended to identify forward - looking statements. These for ward - looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially fr om those projected in these forward - looking statements. Factors that could cause actual results to differ materially include changes in the economy, geo - political risks, risks associated with possi ble disruption to the Company’s operations or the economy generally due to hostilities, terrorism, natural disasters or pandemics such as COVID - 19, future changes in laws or regulations and conditions in the Company’s operating area, unexpected costs, the ability of the Company to complete the listing, the price at which the Company’s shares of common stock may trade on the New York Stock Exchange and such other factors that are disclosed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). The inclusion of forward - looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward - looking statements speak only as of the date of this com munication. Except as required by federal securities laws, the Company undertakes no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward - looking statements. Disclosures

5 An investment in FSCO involves a high degree of risk and may be considered speculative. The following are some of the risks a n i nvestment in the shares of common stock of FSCO (the Shares) involves; however, investors should carefully consider the risk factors and other important information fou nd in FSCO's reports filed with the SEC: • Shareholders of FSCO (the Shareholders) should consider that an investment in the shares of common stock of the Company may r esu lt in loss in principal. • When a Shareholder sells their Shares, the Shareholder may receive less than their purchase price and the then - current net asset value, or NAV, per Share. • Shares of closed - end funds frequently trade at a discount to NAV and this creates a risk of loss for investors who purchased Sha res at the time of listing on the New York Stock Exchange (the Listing). This risk is separate and distinct from the risk that FSCO’s NAV will decrease. • Following the Listing, certain directors and officers of the Company and its affiliates expect to make commitments to an inve stm ent fund that is currently intended to be established to invest from time to time in the Shares. The investment fund would be managed by a third party and the Company - rel ated investors would not exercise investment or voting control over the investment fund. There can be no assurances that the investment fund will be establishe d, and if it is, the amount or timing of any purchases of the Shares. • FSCO’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return o f c apital and reduce the amount of capital available to FSCO for investment. Any capital returned to Shareholders through distributions will be distributed after paymen t o f fees and expenses, as well as the sales load. • FSCO’s previous distributions to Shareholders were funded in significant part from the reimbursement of certain expenses, inc lud ing through the waiver of certain investment advisory fees, and additional support payments that may be subject to repayment to FSCO’s affiliate, Franklin Square Holdings , L .P. (FS Investments), and FSCO’s future distributions may be funded from such waivers, reimbursements or payments. Significant portions of these distributions were n ot based on FSCO’s investment performance and such waivers, reimbursements and payments by FS Investments may not continue in the future. If FS Investments had not agr eed to reimburse certain of FSCO’s expenses, including through the waiver of certain advisory fees payable by FSCO, and provide additional support payments, sig nif icant portions of FSCO’s distributions would have come from offering proceeds or borrowings. The repayment of any amounts owed to FS Investments will reduce the future di str ibutions to which the Shareholders would otherwise be entitled. • FSCO’s investments in securities and other obligations of companies that are experiencing distress involve a substantial degr ee of risk, require a high level of analytical sophistication for successful investment and require active monitoring. Risk factors

6 Risk factors (continued) • FSCO’s investments in various types of debt securities and instruments may be secured, unsecured, rated or unrated, are subje ct to non - payment risk, and may be speculative in nature. • Below investment grade instruments (commonly referred to as “high yield” securities or “junk bonds”) may be particularly susc ept ible to economic downturns, which could cause losses. • FSCO may invest in illiquid and restricted securities that may be difficult to dispose of at a fair price. • FSCO’s use of leverage could result in special risks for the Shareholders and can magnify the effect of any losses. • Investments in certain securities or other instruments of non - U.S. issuers or borrowers may involve factors not typically associ ated with investing in the United States or other developed countries. • Securities or other instruments of non - U.S. securities may be traded in underdeveloped, inefficient and less liquid markets and may experience greater price volatility, illiquidity and changes in value. • FS Global Advisor, LLC and certain of its affiliates may experience conflicts of interest in connection with the management o f F SCO. • FSCO seeks to achieve its investment objectives by focusing on a limited number of opportunities across the investment univer se. • The global outbreak of COVID - 19 (commonly known as the coronavirus) has caused volatility, severe market dislocations and liquid ity constraints in many markets, including securities FSCO holds, and may adversely affect FSCO’s investments and operations. Such impacts may adversely affect the perf orm ance of FSCO’s investments and FSCO. • The national and global political environment, including foreign relations and trading policies, as well as the impact of Rus sia 's invasion of Ukraine and related sanctions, and potential retaliatory actions may adversely affect the performance of FSCO’s investments and FSCO. • We expect that the current market conditions may have a lasting and, in some instances, permanent impact on some of our portf oli o companies as they struggle to meet covenant obligations and face insolvency in future periods. Poor performance or insolvency of our portfolio companies could h ave a material adverse impact on our financial condition and results of operations.